Segments	3 Months Ended
Mar. 31, 2023
Segments [Abstract]
Segments

Note 18 — Segments

The Company’s operations consist of three reportable segments based on similar economic characteristics, the nature of products and production processes, end-use markets, channels of distribution, and regulatory environments: Indoor Intelligence, SAVES, and Shoom.

The Company completed the Enterprise Apps Spin-off during the three months ended March 31, 2023. Design Reactor was entirely part of the Indoor Intelligence business segment. As a result, the Company met the requirements of ASC 205-20 to report the results of the Design Reactor business as discontinued operations. The operating results for Design Reactor have been reclassified to discontinued operations and are no longer reported in the Indoor Intelligence business segment. See Note 24 for further details. There were no changes to the Company’s reportable segments as result of the Enterprise Apps Spin-off.

Gross profit is the primary measure of segment profitability used by the Company’s Chief Operating Decision Maker (“CODM”).

Revenues and gross profit segments consisted of the following (in thousands):

	For the Three Months Ended March 31,
	2023	2022
Revenue by Segment
Indoor Intelligence	$1,909	$1,397
SAVES	718	734
Shoom	477	518
Total segment revenue	$3,104	$2,649

Gross profit by Segment
Indoor Intelligence	$1,293	$937
SAVES	619	493
Shoom	401	422
Gross profit by Segment	$2,313	$1,852

Income (loss) from operations by Segment
Indoor Intelligence	$(8,116)	$(9,013)
Saves	(295)	(404)
Shoom	229	180
Loss from operations by Segment	$(8,182)	$(9,237)

The reporting package provided to the Company’s CODM does not include the measure of assets by segment as that information isn’t reviewed by the CODM when assessing segment performance or allocating resources.